                            STAGECOACH FUNDS, INC.

                             ARTICLES SUPPLEMENTARY

               CHANGING THE NAME OF AN EXISTING SERIES OF CAPITAL
                   STOCK OF THE CORPORATION AND ESTABLISHING
                       A NEW CLASS OF AN EXISTING SERIES

       Stagecoach Funds, Inc., a Maryland corporation (the "Corporation"), having its principal office in Maryland at The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202 hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST:   The Corporation is registered as an open-end management
     investment company under the Investment Company Act of 1940.

          SECOND: Pursuant to authority expressly vested in the Board of Directors by the Amended and Restated Articles of Incorporation of the Corporation (the "Charter") and Article Sixth thereto, and in accordance with Sections 2-105(a), 2-105(c) and 2-605(a)(4) of the Corporation and Associations Article of the Annotated Code of Maryland, and pursuant to resolutions duly adopted on July 23, 1997 and October 30, 1997, the Board of Directors of the Corporation has taken the following actions:

          (1) changed the name of its series known as the "Aggressive Growth Fund" to the "Strategic Growth Fund"; and

          (2) changed the name of its series known as the "Corporate Stock Fund" to the "Equity Index Fund"; and

          (3) changed the name of its series known as the "Ginnie Mae Fund" to the "U.S. Government Income Fund"; and

          (4) changed the name of its series known as the "Growth and Income Fund" to the "Growth Fund"; and

          (5)  classified and designated one hundred million
               (100,000,000) shares of the Corporation's authorized, unclassified and unissued shares as Class B shares of the already existing Equity Index Fund.

       THIRD: The shares authorized and classified in Article SECOND hereto shall have the same preferences, conversions and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as each previously authorized and classified Series and Class of the Corporation.

       FOURTH: In connection with Article SECOND hereto, the Corporation provides the following information:

       Prior to the authorization and classification, the number of shares of stock of each Series and Class of the Corporation was as follows:

                 Class                    Number of Shares
                 -----                    ----------------
Aggressive Growth Series
 Class A                                       150,000,000
 Class B                                       150,000,000
 Class C                                       100,000,000
 Institutional                                 150,000,000

Arizona Tax-Free Series
 Class A                                       100,000,000
 Class B                                       100,000,000
 Institutional                                 100,000,000

Asset Allocation Series
 Class A                                       100,000,000
 Class B                                       100,000,000

Balanced Series
 Class A                                       100,000,000
 Class B                                       100,000,000
 Institutional                                 100,000,000

California Tax-Free Bond Series
 Class A                                       100,000,000
 Class B                                       100,000,000
 Class C                                       100,000,000
 Institutional                                 100,000,000

California Tax-Free Income Series
 Class A                                       100,000,000
 Institutional                                 100,000,000

California Tax-Free Money Market
 Mutual Series                              10,000,000,000

                    Class                   Number of Shares
                    -----                   ----------------
California Tax-Free Money Market Trust
 Series                                      5,000,000,000

Corporate Stock Series                         100,000,000

Diversified Income Series
 Class A                                       100,000,000
 Class B                                       100,000,000

Equity Value Series
 Class A                                       100,000,000
 Class B                                       100,000,000
 Institutional                                 100,000,000

Ginnie Mae Series
 Class A                                       300,000,000
 Class B                                       300,000,000
 Class C                                       100,000,000
 Institutional                                 300,000,000

Government Money Market Mutual Series
 Class A                                     5,000,000,000

Growth and Income Series
 Class A                                       100,000,000
 Class B                                       100,000,000
 Institutional                                 100,000,000

Index Allocation Series
 Class A                                       100,000,000
 Class B                                       100,000,000
 Class C                                       100,000,000

Intermediate Bond Series
 Class A                                       100,000,000
 Class B                                       100,000,000
 Institutional                                 100,000,000

International Equity Series
 Class A                                       100,000,000
 Class B                                       100,000,000
 Institutional                                 100,000,000

                    Class                   Number of Shares
                    -----                   ----------------
Money Market Mutual Series
 Class A                                    10,000,000,000
 Class S                                     5,000,000,000
 Institutional                               5,000,000,000

Money Market Trust Series                    5,000,000,000

National Tax-Free Series
 Class A                                       100,000,000
 Class B                                       100,000,000
 Class C                                       100,000,000
 Institutional                                 100,000,000

National Tax-Free Money Market
Mutual Series                                5,000,000,000
 Class A                                     3,000,000,000
 Institutional

National Tax-Free Money Market Trust         5,000,000,000
 Series

Oregon Tax-Free Series
 Class A                                       100,000,000
 Class B                                       100,000,000
 Institutional                                 100,000,000

Overland Express Sweep Series                3,000,000,000

Prime Money Market Mutual Series
 Class A                                     5,000,000,000
 Administrative                              1,000,000,000
 Institutional                               5,000,000,000
 Service                                     5,000,000,000

Short-Intermediate U.S.
Government Income Series                       100,000,000
 Class A                                       100,000,000
 Institutional

Short-Term Government-Corporate
Income Series                                  300,000,000

Short-Term Municipal Income Series             300,000,000

                    Class                  Number of Shares
                    -----                  ----------------
Small Cap Series
 Class A                                       100,000,000
 Class B                                       100,000,000
 Class C                                       100,000,000
 Institutional                                 100,000,000

Treasury Money Market Mutual Series
 Class A                                     5,000,000,000
 Class E                                     5,000,000,000
 Administrative                              1,000,000,000
 Institutional                               5,000,000,000
 Service                                     5,000,000,000

U.S. Government Allocation Series
 Class A                                       300,000,000
 Class B                                       300,000,000

Variable Rate Government Series (New)
 Class A                                       500,000,000
 Class C                                       500,000,000

Unclassified                                   450,000,000

                                           ---------------
 TOTAL                                     106,700,000,000

          FIFTH: After the increase of the Corporation's authorized shares and the classification and designation of shares as set forth in Article SECOND hereto, the number of shares of stock of each series and class of the Corporation is as follows:

                 Class                    Number of Shares
                 -----                    ----------------
Arizona Tax-Free Series
 Class A                                       100,000,000
 Class B                                       100,000,000
 Institutional                                 100,000,000

Asset Allocation Series
 Class A                                       100,000,000
 Class B                                       100,000,000

                    Class                   Number of Shares
                    -----                   ----------------
Balanced Series
 Class A                                       100,000,000
 Class B                                       100,000,000
 Institutional                                 100,000,000

California Tax-Free Bond Series
 Class A                                       100,000,000
 Class B                                       100,000,000
 Class C                                       100,000,000
 Institutional                                 100,000,000

California Tax-Free Income Series
 Class A                                       100,000,000
 Institutional                                 100,000,000

California Tax-Free Money Market
 Mutual Series                              10,000,000,000

California Tax-Free Money Market Trust
 Series                                      5,000,000,000

Diversified Income Series
 Class A                                       100,000,000
 Class B                                       100,000,000

Equity Index Series
 Class A                                       100,000,000
 Class B                                       100,000,000

Equity Value Series
 Class A                                       100,000,000
 Class B                                       100,000,000
 Institutional                                 100,000,000

Government Money Market Mutual Series
 Class A                                     5,000,000,000

Growth Series
 Class A                                       100,000,000
 Class B                                       100,000,000
 Institutional                                 100,000,000

                    Class                  Number of Shares
                    -----                  ----------------
Index Allocation Series
 Class A                                       100,000,000
 Class B                                       100,000,000
 Class C                                       100,000,000

Intermediate Bond Series
 Class A                                       100,000,000
 Class B                                       100,000,000
 Institutional                                 100,000,000

International Equity Series
 Class A                                       100,000,000
 Class B                                       100,000,000
 Institutional                                 100,000,000

Money Market Mutual Series
 Class A                                    10,000,000,000
 Class S                                     5,000,000,000
 Institutional                               5,000,000,000

Money Market Trust Series                    5,000,000,000

National Tax-Free Series
 Class A                                       100,000,000
 Class B                                       100,000,000
 Class C                                       100,000,000
 Institutional                                 100,000,000

National Tax-Free Money Market
Mutual Series                                5,000,000,000
 Class A                                     3,000,000,000
 Institutional

National Tax-Free Money Market Trust         5,000,000,000
 Series

Oregon Tax-Free Series
 Class A                                       100,000,000
 Class B                                       100,000,000
 Institutional                                 100,000,000

Overland Express Sweep Series                3,000,000,000

                    Class                  Number of Shares
                    -----                  ----------------

Prime Money Market Mutual Series             5,000,000,000
 Class A                                     1,000,000,000
 Administrative                              5,000,000,000
 Institutional                               5,000,000,000
 Service

Short-Intermediate U.S.
Government Income Series                       100,000,000
 Class A                                       100,000,000
 Institutional

Short-Term Government-Corporate
Income Series                                  300,000,000

Short-Term Municipal Income Series             300,000,000

Small Cap Series
 Class A                                       100,000,000
 Class B                                       100,000,000
 Class C                                       100,000,000
 Institutional                                 100,000,000

Strategic Growth Series
 Class A                                       150,000,000
 Class B                                       150,000,000
 Class C                                       100,000,000
 Institutional                                 150,000,000

Treasury Money Market Mutual Series
 Class A                                     5,000,000,000
 Class E                                     5,000,000,000
 Administrative                              1,000,000,000
 Institutional                               5,000,000,000
 Service                                     5,000,000,000

U.S. Government Allocation Series
 Class A                                       300,000,000
 Class B                                       300,000,000

                    Class                  Number of Shares
                    -----                  ----------------
U.S. Government Income Series
 Class A                                       300,000,000
 Class B                                       300,000,000
 Class C                                       100,000,000
 Institutional                                 300,000,000

Variable Rate Government Series (New)
 Class A                                       500,000,000
 Class C                                       500,000,000

Unclassified                                   350,000,000

                                           ---------------
 TOTAL                                     106,700,000,000

          SIXTH: A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the class of shares classified and designated as Class B shares of the Equity Index Series in Article SECOND ( the "Class B shares") hereto are as follows:

          1.    Assets Belonging to a Class.  All consideration received by
                ---------------------------
      the Corporation for the issue or sale of the Class B shares shall be invested and reinvested with the consideration received by the Corporation for the issue and sale of all other shares now or hereafter designated as a class of the Equity Index Series together with all assets in which such consideration is invested and reinvested, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Corporation allocated to the Class B shares or such other shares by the Board of Directors in accordance with the Corporation's Charter, shall irrevocably belong to the Class B shares or such other shares with respect to which such assets, payments or funds were received by the Corporation for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form, are herein referred to as "assets belonging to" the Class B shares. Any assets, income, earnings, profits, and proceeds thereof, funds or payments which are not readily attributable to any particular class shall be allocable to the Class B shares or other series or class of the Corporation in such manner and on such basis as the Board of Directors, in its sole discretion, shall deem fair and equitable.

          2.  Liabilities Belonging to a Class. The assets belonging to the
              --------------------------------
      Class B shares or any other share now or hereafter designated as a class of the Equity Index Series, shall be charged with the liabilities in respect of such Class, shall also be charged with such Class's share of the general liabilities of the Equity Index Series, and shall further be charged with such Class's share of the general liabilities of the Corporation charged to the Equity Index Series and determined as hereinafter provided. The determination of the Board of Directors shall be conclusive as to the amount of such liabilities, including the amount of accrued expenses and reserves, as to any allocation of such liabilities to the Equity Index Series or a given Class; and as to whether the same are allocable to one or more Classes of the Equity Index Series. The liabilities so allocated to a Class or the Equity Index Series are herein referred to as "liabilities belonging to" such Class or the Equity Index Series. Any liabilities which are not readily attributable to any particular Class shall be allocable among any one or more of the Classes in such manner and on such basis as the Board of Directors, in its sole discretion, shall deem fair and equitable.

          SEVENTH: The total number of shares the Corporation is authorized to issue remains at one hundred and six billion, seven hundred million (106,700,000,000) shares and the aggregate par value of all shares having a par value remains at one hundred and six million, seven hundred thousand dollars ($106,700,000).

          EIGHTH: The Board of Directors has duly authorized the filing of these Articles Supplementary.

          IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary as of the 19th day of November, 1997.


WITNESS:                             STAGECOACH FUNDS, INC.


/s/ Ann Bonsteel                     By: /s/ R. Greg Feltus
----------------                         ------------------
Ann Bonsteel                                 R. Greg Feltus
Assistant Secretary                          President

          THE UNDERSIGNED, President of the Corporation, who executed on behalf of the Corporation the Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury, and that the Board of Directors of the Corporation has duly authorized the filing of these Articles Supplementary.


                                      /s/ R. Greg Feltus
                                      -------------------
                                      R. Greg Feltus
                                      President